UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 23, 2023

Qualys, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35662	77-0534145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 East Hillsdale Boulevard

Foster City, California 94404

(Address of principal executive offices, including zip code)

(650) 801-6100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	QLYS	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On August 23, 2023, the board of directors (the “Board”) of Qualys, Inc. (the “Company”) appointed Thomas Berquist to serve on the Board as a Class I director until the Company’s 2025 annual meeting of stockholders or until his successor is duly elected and qualified. There are no arrangements or understandings between Mr. Berquist and any other persons pursuant to which he was elected to serve on the Board. In addition, the Board appointed Mr. Berquist to the audit committee of the Board.

Mr. Berquist has served as Executive Vice President and Chief Financial Officer at Cloud Software Group since September 2022. From October 2015 to September 2022, Mr. Berquist served as Executive Vice President and Chief Financial Officer of TIBCO Software. Mr. Berquist has previously served as an executive officer at multiple software companies including Corel Software and Ingres Corporation, was an investment banker at Salomon Smith Barney, Goldman Sachs and Piper Jaffray, and worked at Deloitte Consulting and Wells Fargo. Mr. Berquist holds a B.A. degree in Accounting with an Application Area in Computer Science from the University of Saint Thomas as well as an M.B.A. with an emphasis in Marketing from the University of Saint Thomas.

Mr. Berquist is not a party to any transaction with any related person required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Mr. Berquist has entered into the Company’s standard form of indemnification agreement, a copy of which was previously filed on August 10, 2012 as Exhibit 10.10 to the Company’s Registration Statement on Form S-1 (File No. 333-182027). In addition, Mr. Berquist will be compensated for his service on the Board in accordance with the Company’s standard compensation policy for non-employee directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALYS, INC.

By:	/s/ Joo Mi Kim
Joo Mi Kim
Chief Financial Officer

Date: August 25, 2023